Nasdaq: CSTR Investor Presentation March 2017 Claire W. Tucker, President and Chief Executive Officer Rob Anderson, Chief Financial Officer and Chief Administrative Officer Exhibit 99.1

Terminology The terms “we,” “our,” “us,” “the Company,” “CSTR” and “CapStar” that appear in this presentation refer to CapStar Financial Holdings, Inc. and its wholly-owned subsidiary, CapStar Bank. The terms “CapStar Bank,” “the bank” and “our bank” that appear in this presentation refer CapStar Bank. Contents of Presentation Except as is otherwise expressly stated in this presentation, the contents of this presentation are presented as of the date on the front cover of this presentation. Market Data Market data used in this presentation has been obtained from government and independent industry sources and publications available to the public, sometimes with a subscription fee, as well as from research reports prepared for other purposes. Industry publications and surveys and forecasts generally state that the information contained therein has been obtained from sources believed to be reliable. CSTR did not commission the preparation of any of the sources or publications referred to in this presentation. CSTR has not independently verified the data obtained from these sources, and, although CSTR believes such data to be reliable as of the dates presented, it could prove to be inaccurate. Forward-looking information obtained from these sources is subject to the same qualifications and the additional uncertainties regarding the other forward-looking statements in this presentation. Non-GAAP Disclaimer This presentation includes the following financial measures that have been prepared other than in accordance with generally accepted accounting principles in the United States (“non-GAAP financial measures”): pre-tax, pre-provision net income, pre-tax, pre-provision return on average assets, tangible equity, tangible common equity, tangible assets, return on average tangible equity, return on average tangible common equity, book value per share (as adjusted), tangible book value per share (as reported and as adjusted), tangible equity to tangible assets and adjusted shares outstanding at end of period. CSTR non-GAAP financial measures (i) provide useful information to management and investors that is supplementary to its financial condition, results of operations and cash flows computed in accordance with GAAP, (ii) enable a more complete understanding of factors and trends affecting the Company’s business, and (iii) allow investors to evaluate the Company’s performance in a manner similar to management, the financial services industry, bank stock analysts and bank regulators; however, CSTR acknowledges that its non-GAAP financial measures have a number of limitations. As such, you should not view these disclosures as a substitute for results determined in accordance with GAAP, and they are not necessarily comparable to non-GAAP financial measures that other companies use. See the Appendix to this presentation for a reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures. Disclaimer

Certain statements in this presentation are forward-looking statements that reflect our current views with respect to, among other things, future events and our financial and operational performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “project,” “projection,” “forecast,” “goal,” “target,” “would,” and “outlook,” or the negative version of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. The inclusion of these forward-looking statements should not be regarded as a representation by us or any other person that such expectations, estimates and projections will be achieved. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. There are or will be important factors that could cause our actual results to differ materially from those indicated in these forward-looking statements, including, but not limited to, the following: Economic conditions (including interest rate environment, government economic and monetary policies, the strength of global financial markets and inflation and deflation) that impact the financial services industry as a whole and/or our business; the concentration of our business in the Nashville metropolitan statistical area (“MSA”) and the effect of changes in the economic, political and environmental conditions on this market; increased competition in the financial services industry, locally, regionally or nationally, which may adversely affect pricing and the other terms offered to our clients; our dependence on our management team and board of directors and changes in our management and board composition; our reputation in the community; our ability to execute our strategy and to achieve our loan ROAA and efficiency ratio goals, hire seasoned bankers, loan and deposit growth through organic growth and strategic acquisitions; credit risks related to the size of our borrowers and our ability to adequately assess and limit our credit risk; our concentration of large loans to a small number of borrowers; the significant portion of our loan portfolio that originated during the past two years and therefore may less reliably predict future collectability than older loans; the adequacy of reserves (including our allowance for loan and lease losses) and the appropriateness of our methodology for calculating such reserves; adverse trends in the healthcare service industry, which is an integral component of our market’s economy; our management of risks inherent in our commercial real estate loan portfolio, and the risk of a prolonged downturn in the real estate market, which could impair the value of our collateral and our ability to sell collateral upon any foreclosure; governmental legislation and regulation, including changes in the nature and timing of the adoption and effectiveness of new requirements under the Dodd-Frank Act of 2010, as amended, Basel guidelines, capital requirements, accounting regulation or standards and other applicable laws and regulations; the loss of large depositor relationships, which could force us to fund our business through more expensive and less stable sources; operational and liquidity risks associated with our business, including liquidity risks inherent in correspondent banking; volatility in interest rates and our overall management of interest rate risk, including managing the sensitivity of our interest-earning assets and interest-bearing liabilities to interest rates, and the impact to our earnings from a change in interest rates; the potential for our bank’s regulatory lending limits and other factors related to our size to restrict our growth and prevent us from effectively implementing our business strategy; strategic acquisitions we may undertake to achieve our goals; the sufficiency of our capital, including sources of capital and the extent to which we may be required to raise additional capital to meet our goals; fluctuations in the fair value of our investment securities that are beyond our control; deterioration in the fiscal position of the U.S. government and downgrades in Treasury and federal agency securities; potential exposure to fraud, negligence, computer theft and cyber-crime; the adequacy of our risk management framework; our dependence on our information technology and telecommunications systems and the potential for any systems failures or interruptions; our dependence upon outside third parties for the processing and handling of our records and data; our ability to adapt to technological change; the financial soundness of other financial institutions; our exposure to environmental liability risk associated with our lending activities; our engagement in derivative transactions; our involvement from time to time in legal proceedings and examinations and remedial actions by regulators; the susceptibility of our market to natural disasters and acts of God; and the effectiveness of our internal controls over financial reporting and our ability to remediate any future material weakness in our internal controls over financial reporting. The foregoing factors should not be construed as exhaustive and should be read in conjunction with the section entitled “Risk Factors” included in the Company’s prospectus filed with the United States Securities and Exchange Commission on September 23, 2016. If one or more events related to these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may differ materially from our forward-looking statements. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date of this presentation, and we do not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law. New risks and uncertainties may emerge from time to time, and it is not possible for us to predict their occurrence or how they will affect us. Safe Harbor Statements

Overview of CapStar Financial Holdings, Inc.



Hendersonville
155
Nashville
40
Brentwood
24
Retail Locations(1) (5)

- Chartered in 2008 and led by an ***experienced management team*** with strong ties to the local community
- ***Growth*** since inception ***organically*** and through acquisitions
- Client-centric mentality ***committed*** to serving local small and medium sized businesses and high net worth individuals in the Middle Tennessee market
- ***Tailored*** client solutions by remaining ***nimble*** in our footprint
- Focused on ***Soundness***, ***Profitability***, and ***Growth***
- We have inside ownership of 25.3% and institutional ownership of 26.5% and are focused on creating ***Shareholder value***

Balance Sheet (EOP)	
Total Assets	$ 1,334
Total Loans	977
Deposits	1,129
Tangible Equity *	133

Growth Since 2011	
Asset CAGR	13.4 %
Loan CAGR	17.8 %
Deposit CAGR	12.7 %

2016 Profitability	
ROAA	0.72 %
PTPP ROAA *	1.30 %

Capital	
Tang. Equity / Assets *	10.01 %
Tier 1 Leverage Ratio	10.46 %

Asset Quality	
NPAs / Loans + OREO	0.39 %
NCOs / Avg Loans (YTD)	0.15 %
Reserves / Loans	1.24 %

Dollars in millions
Data as of or for the twelve months ended 12/31/16
Note: loan data inclusive of loans held for sale

(1) Excludes Farmington mortgage origination offices
* Reconciliation provided in non-GAAP tables

CAPSTAR FINANCIAL HOLDINGS, INC.
4

Our Growth has Predominantly Been Organic Dollars in millions Data as of 12/31 for each respective year Note: loans inclusive of loans held for sale July 2008 CapStar Bank opened for business July 2012 Acquires American Security Bank & Trust February 2014 Acquires assets from Farmington Financial Group and enters mortgage lending business 2016 Holding company formed and IPO

Nashville Deposit Market Share Dollars in millions Source: SNL Financial Deposit market share and deposit data as of 6/30 for each respective year; pro forma for announced transactions 2016 - Top 15 Nashville, TN MSA Deposit Market Share CapStar MSA Deposit Market Share 2.2% Rank: 11 CapStar: 24.6% Deposit CAGR Nashville MSA: 4.2% Deposit CAGR

Franchise Highlights Management Team with experience operating larger banking institutions with close, long standing relationships in Middle Tennessee Opportunities for continued Market Share Takeaway in a high growth, metro market Demonstrated ability to Grow Earnings Demonstrated ability to effectively Integrate Acquisitions Management and Board Interests Aligned with investors to drive shareholder returns

Experienced bankers with extensive industry knowledge Product expertise in a range of business sectors Strong credit quality Tailored client solutions Funding focus on core deposits Organic and acquisitive growth Our Culture

Joined CapStar in March of 2016 Over 31 years of banking experience, rising to Executive Vice President and Senior Credit Officer for First American’s West Tennessee Region Subsequently, served in various Chief Credit Officer roles at banks in the Midwest and notably at FSG bank in Chattanooga, Tennessee Experienced Management Team Source: SNL Financial, Company website Claire W. Tucker President and Chief Executive Officer CapStar Financial Holdings, Inc. Dan W. Hogan Chief Executive Officer CapStar Bank Rob Anderson Chief Financial Officer Chief Administrative Officer CapStar Financial Holdings, Inc. & CapStar Bank Christopher Tietz Chief Credit Officer CapStar Bank Played an instrumental role in founding CapStar Over 40 years of banking experience, including former Senior Executive Vice President in charge of commercial banking for AmSouth Bancorporation Appointed by the Federal Reserve Bank for the Sixth District to serve as representative to the community depository institutions advisory council Served as Chief Operating Officer prior to becoming Chief Executive Officer of the Bank 30-year banking veteran in Tennessee Served as Regional President and Affiliate Chairman for Fifth Third Bank Began career in 1985 with National Bank of Commerce in Memphis, TN Brings more than two decades of leadership experience in the financial sector Held multiple finance roles at Bank of America Corporation, including serving as CFO of the Business Banking segment CFO for Capital One’s Commercial Bank Mr. Anderson is a CPA (inactive)

Our Board of Directors

Dennis C. Bottorff *Chairman of the Board*	• Nearly five decades of banking experience and has served in leadership roles at numerous banks including CEO of First American National Bank and Chairman at AmSouth Bancorporation
Claire W. Tucker *President and Chief Executive Officer*	• Played an instrumental role in founding CapStar • Started her banking career in 1975 at First American National Bank
Julie D. Frist *Vice Chairman of the Board*	• Former employee of Goldman Sachs and the private equity firm Bruckmann, Rosser, Sherrill & Co. • Graduate of Yale University and Harvard Business School
L. Earl Bentz	• President and CEO of Triton Boats • Attended Clemson University and Vanderbilt University
Thomas Flynn	• Director of Flynn Enterprises, LLC; member of the Kentucky Bar Association • Earned degrees from Vanderbilt University and Vanderbilt Law School
Louis A. Green III	• General Partner of Green & Little, L.P., a real estate investment company in Gallatin, Tennessee • Attended the University of Tennessee; CapStar Advisory Board Chair for Sumner County
Dale W. Polley	• Former vice chairman of First American Corporation and First American National Bank • Serves as a director of HealthStream, Inc.; former director of O'Charley's Inc. and the Nashville Branch of the Federal Reserve
Stephen B. Smith	• Chairman of the board of Haury & Smith Contractors • Attended Middle Tennessee State University, where he was an accomplished baseball player
Richard E. Thornburgh	• Vice Chairman of Corsair Capital LLC • Graduate of the University of Cincinnati and earned an MBA from Harvard Business School
James S. Turner, Jr.	• Managing director of Marketstreet Enterprises and previously served as director of development • Graduate of Vanderbilt University and Vanderbilt Law School
Toby S. Wilt	• Expertise in finance, compensation, asset policy, audit and marketing and a CPA (non-practicing) • Graduate of Vanderbilt University

CAPSTAR FINANCIAL HOLDINGS, INC. | 10

8th largest Southeast metropolitan area with a population exceeding 1.8 million as of January 2016 Population grew approximately 40% from 2000 through 2015 Nashville MSA ranked 4th in “The Best Big Cities for Jobs 2016” 10th on Forbes’ list of best places for business and careers (2014) Ranked 3rd highest city in the United States for gross metropolitan product (2014) (1) Attractive Market of Operation: Nashville MSA Sources: US Census Bureau, Nashville Chamber of Commerce, Forbes, Fortune, The Tennessean, United States Conference of Mayors (1)Gross Metropolitan Product measures the value of all goods and services produced within the area “The new ‘it’ City” - New York Times (2013) “Nowville” - GQ Magazine (2012) “The South’s Red-Hot Town” - Time Magazine (2014) Nashville Highlights Notable Companies Operating In and Around Nashville

The population of the Nashville region is expected to grow to approximately 2.6 million by 2035 Nashville: One of the Southeast’s Fastest Growing Markets Source: SNL Financial; www.nashvillempo.org Includes all MSAs located in AL, AR, FL, GA, KY, LA, MS, NC, SC, TN, VA, and WV with 2016 population greater than 750,000 ‘16 - ‘21 Projected Population Growth (%) ‘16 - ‘21 Projected Household Income Growth (%)

From June 2015 to June 2016, Nashville had the fifth highest job growth rate among Southeast metro areas with greater than one million residents at 3.1% 50% of the U.S. population lives within 650 miles of Nashville Nashville is home to a diverse set of industries and had an unemployment rate of 3.8% as of December 2016, below the national average of 4.5% Nashville: Regional, National, and Global Business Hub Source: Bureau of Labor Statistics as of 12/31/16; SNL, Nashville Area Chamber of Commerce Nashville Area Employment by Sector Unemployment Rate (%)

Announced 2/9/2012; Completed 7/31/2012 Deal Value: $15.4 million; 100% stock transaction Benefits: Geographic expansion, including entrance into Sumner County, financially attractive and retention of top talent Entrance into Sumner County Similar culture, infrastructure and operations Acquisition History and Potential Future Nashville Opportunities Acquisition of American Security Bank and Trust Company Potential Future Opportunities (1) Source: SNL Financial (1)Includes all banks and thrifts with total assets between $100 million and $1.0 billion headquartered within a 50 mile radius of Nashville, TN Branch Footprint Following Acquisition CapStar ASBT

Summary Financials 2016 CapStar has experienced both balance sheet and earnings growth over the prior year Relationship driven products Expansion of Fee businesses Strong earnings growth Operating Leverage Improving profitability metrics *Reconciliation provided in non-GAAP tables   Twelve Months Ended December 31, $ in millions 2016 2015%/bp Change         Balance Sheet (Period Averages) Loans (Excl HFS) $ 889 $ 744 19% Deposits 1,098 984 12% Total Transaction Deposits (DDA + Now) 458 321 43% Total Assets 1,263 1,141 11%         Income Statement Net Interest Income $ 38.5 $ 34.8 11% Non Interest Income 11.1 8.9 25% Total Revenue 49.5 43.7 13% Provision for Loan and Lease Losses 2.8 1.7 71% Non Interest Expense 33.1 31.0 7% Net income 9.1 7.6 20% Pre-tax Pre-Provision Income* 16.4 12.7 29%         Ratios EPS Fully Diluted $0.81 $0.73 11% Tangible Book Value Common* $11.06 $10.00 11% ROAA 0.72% 0.66% 0.06 ROAE 7.57% 7.08% 0.49 Efficiency Ratio* 66.9% 71.0% (4.1)

We are targeting a 1.00% ROAA by the end of 2018; tactics to achieve this include the following: Continue organic growth; build scale Aspire to an operating leverage of 2:1 Leverage infrastructure to drive efficiency ratio to low 60’s by 2018 Expansion in Net Interest Margin Increase loan/deposit ratio Improve deposit profile (mix and cost) Asset sensitive balance sheet Aspire to increase non-interest income Roadmap to 1.00% ROAA

Demonstrated loan growth 19% Growth $ in millions Q4-16 Q4-15 % Change Balance Sheet (Quarter Averages) C&I - Healthcare $ 186 $ 151 23% C&I - All Other 199 196 2% Commercial and Industrial 385 347 11% Commercial Real Estate 291 240 21% Consumer Real Estate 99 95 5% Construction and Land Development 95 52 81% Consumer 7 9 -15% Other 63 49 27% Total $ 940 $ 792 19% Less Net Unearned Income (1) (1) -9% Total Loans (Net of Unearned Income) $ 939 $ 791 19% Loans Held for Sale 52 27 92% Total Loans (Including Loans HFS) $ 991 $ 818 21%

Credit Quality

Deposits continue to grow with a decline in rates 17% Growth $ in millions Q4-16 Q4-15 % Change Balance Sheet (Quarter Averages) Non-Interest Bearing $ 196 $ 191 2% Interest Checking (NOW) 287 158 81% Savings & Money Market 455 449 1% Time Deposit's under $100K 42 45 -6% Time Deposit's over $100K 159 130 22% Deposits $ 1,139 $ 973 17%

December 31, 2011 Deposit Composition Deposit Composition December 31, 2016 Deposit Composition Since 2011, demand deposits and NOW accounts have grown from 13% of the total deposit portfolio to 43%

Non-Interest Income 2011 Non-Interest Income Composition 2016 Non-Interest Income Composition Since 2011, we have expanded our fee income sources with the addition of Mortgage, Wealth, Tri-Net and BOLI Data as of or for the twelve months ended 12/31 each respective year NIR/Avg Assets = 0.14% NIR/Avg Assets = 0.88%

Total Production ($mm) Scalable Mortgage Platform Purchase vs. Refinance (% of Total Production) Acquisition of Farmington Financial closed 2/3/14 Data as of or for the twelve months ended 12/31 each respective year The acquisition of Farmington Financial in February 2014 added mortgage origination services to CapStar’s product offering and enhanced fee income generation. Farmington’s strategy is to originate residential real estate loans which are sold into the secondary mortgage market. As of December 2016, approximately 67% of originated loans represent new loan originations as opposed to refinancing. (1) (2) (2)

NIM Opportunity We seek to improve our NIM with a higher loan/deposit ratio and an increase in interest rates.

Capital Position *Reconciliation provided in non-GAAP tables Capital Ratios Q4-16   Q3-16   Q2-16   Q1-16   "Well Capitalized" Guidelines                     Tangible Equity / Tangible Assets* 10.01%   10.07%   8.28%   8.59%   NA Tangible Common Equity / Tangible Assets* 9.34%   9.39%   7.02%   7.23%   NA Tier 1 Leverage Ratio 10.46%   10.47%   8.90%   9.16%   ≥ 5.00% Tier 1 Risk Based Capital Ratio 11.61%   11.46%   9.73%   10.26%   ≥ 8.00% Total Risk Based Capital Ratio 12.60%   12.45%   10.67%   11.26%   ≥ 10.00% Since our initial public offering in September 2016, CapStar continues to have capital ratios above regulatory guidelines.

Shareholder Focus We are focused on creating shareholder value We believe that our profitability will continue to improve as evidenced by our improving ROAA and ROATCE Shareholder Focus Return on Avg. Assets & Return on Avg. Tangible Common Equity (ROATCE) Tangible Book Value Per Share & Earnings per Share

CSTR Trading Performance September 22, 2016 – March 1, 2017 IPO Pricing $15.00 Return Since IPO Pricing 74% 3/1/17 CSTR Closing Price $19.90

CapStar is one of 4 banks headquartered in the Nashville MSA with assets between $500MM and $5B. However, CapStar is the only Nashville pure play bank since Avenue Financial Holdings was sold to Pinnacle Financial Partners in February 2016. Franchise Value

CapStar’s core strategy will continue to focus on sound, profitable, growth Profitability profile Targeting a 1.0% ROAA by the end of 2018 Targeting an efficiency ratio in the low 60%’s by the end of 2018 Opportunistic hiring of bankers Strategic M&A Scale Cost of Funds Complementary business Non-Interest Income fee sources Strategic Outlook

Appendix: Historical Financials

  Three Months Ended December 31, Twelve Months Ended December 31, (Dollars in thousands, except per share information) 2016 2015 2016 2015 2014 2013 2012 2011 STATEMENT OF INCOME DATA  Interest Income $ 12,007 $ 10,271 $ 45,395 $ 40,504 $ 38,287 $ 41,157 $ 33,966 $ 23,454 Interest Expense 1,827 1,434 6,932 5,731 5,871 6,576 6,682 7,146 Net Interest Income 10,180 8,837 38,463 34,773 32,416 34,581 27,284 16,308 Provision for Loan and Lease Losses 70 350 2,829 1,651 3,869 938 3,968 1,897 Non-Interest Income 2,954 1,918 11,084 8,884 7,419 1,946 1,935 874 Non-Interest Expense 8,642 7,323 33,129 30,977 28,562 25,432 19,021 13,211 Income before Income Taxes 4,423 3,083 13,590 11,029 7,404 10,157 6,230 2,073 Income Tax Expense 1,495 990 4,493 3,470 2,412 3,749 (3,168) - Net Income 2,927 2,093 9,097 7,559 4,992 6,408 9,398 2,073 Pre-Tax Pre-Provision Net Income * 4,493 3,433 16,419 12,680 11,273 11,095 10,197 3,970 Historical Financials *Reconciliation provided in non-GAAP tables

  As of December 31, (Dollars in thousands, except per share information) 2016 2015 2014 2013 2012 2011 BALANCE SHEET (AT PERIOD END) Cash & Due From Banks $ 80,111 $ 100,185 $ 73,934 $ 44,793 $ 113,282 $ 44,043 Investment Securities 235,250 221,890 285,514 305,291 280,115 236,837 Loans Held for Sale 42,111 35,729 15,386 - - - Gross Loans and Leases (Net of Unearned Income) 935,251 808,396 713,077 626,382 624,328 430,329 Total Intangibles 6,290 6,344 6,398 284 317 - Total Assets 1,333,675 1,206,800 1,128,395 1,009,485 1,031,755 711,183 Deposits 1,128,594 1,038,460 981,057 879,165 919,782 621,212 Borrowings and Repurchase Agreements 55,000 48,755 34,837 29,494 7,452 12,622 Total Liabilities 1,194,468 1,098,214 1,025,744 913,294 931,277 636,613 Common Equity 130,207 92,086 86,151 79,691 83,977 58,070 Preferred Equity 9,000 16,500 16,500 16,500 16,500 16,500 Total Shareholders’ Equity 139,207 108,586 102,651 96,191 100,478 74,570 Tangible Equity * 132,918 102,242 96,253 95,907 100,160 74,570 Historical Financials * Reconciliation provided in non-GAAP tables

  Three Months Ended December 31, Twelve Months Ended December 31, (Dollars in thousands, except per share information) 2016 2015 2016 2015 2014 2013 2012 2011 SELECTED PERFORMANCE RATIOS Return on Average Assets (ROAA) 0.88% 0.73% 0.72% 0.66% 0.47% 0.62% 1.11% 0.34% Pre-Tax Pre-Provision Return on Average Assets (PTPP ROAA) * 1.35% 1.19% 1.30% 1.11% 1.06% 1.08% 1.20% 0.65% Return on Average Equity (ROAE) 8.35% 7.61% 7.57% 7.08% 4.94% 6.46% 10.56% 2.94% Return on Average Tangible Equity (ROATE) * 8.74% 8.08% 7.99% 7.53% 5.30% 6.48% 10.70% 2.94% Return on Average Tangible Common Equity (ROATCE) * 9.37% 9.62% 9.16% 9.01% 6.43% 7.78% 13.17% 3.83% Net Interest Margin 3.17% 3.22% 3.17% 3.19% 3.20% 3.45% 3.30% 2.73% Efficiency Ratio ** 65.8% 68.1% 66.9% 71.0% 71.7% 69.6% 65.1% 76.9% Non-Interest Income / Average Assets 0.89% 0.67% 0.88% 0.78% 0.70% 0.19% 0.23% 0.14% Non-Interest Expense / Average Assets 2.60% 2.55% 2.62% 2.72% 2.68% 2.47% 2.25% 2.16% Loan and Lease Yield 4.32% 4.39% 4.33% 4.53% 4.74% 5.48% 5.50% 5.02% Deposit Cost 0.57% 0.56% 0.59% 0.56% 0.62% 0.71% 0.89% 1.34% Historical Financials * Reconciliation provided in non-GAAP tables ** Efficiency ratio is non-interest expense divided by the sum of net interest income and non-interest income.

Historical Financials

	Three Months Ended December 31,		Twelve Months Ended December 31,					
(Dollars in thousands, except per share information)	2016	2015	2016	2015	2014	2013	2012	2011
PER SHARE OUTSTANDING DATA								
Basic Net Earnings per Share	$0.26	$0.24	$0.98	$0.89	$0.59	$0.75	$1.20	$0.29
Diluted Net Earnings per Share	$0.23	$0.20	$0.81	$0.73	$0.49	$0.62	$1.00	$0.24
Book Value Per Share, Reported	$11.62	$10.74	$11.62	$10.74	$10.17	$9.54	$9.65	$8.13
Tangible Book Value Per Share, Reported	$11.06	$10.00	$11.06	$10.00	$9.41	$9.51	$9.61	$8.13
Book Value per Share, Adjusted *	$11.52	$10.66	$11.52	$10.66	$10.18	$9.65	$9.74	$8.52
Tangible Book Value per Share, Adjusted *	$11.00	$10.04	$11.00	$10.04	$9.55	$9.63	$9.71	$8.52
Shares of Common Stock Outstanding at End of Period	11,204,515	8,577,051	11,204,515	8,577,051	8,471,516	8,353,087	8,705,283	7,142,783
CAPITAL RATIOS (AT PERIOD END)								
Tier 1 Leverage Ratio	10.46%	9.33%	10.46%	9.33%	8.56%	8.96%	9.22%	10.31%
Common Equity Tier 1 Capital (Cet1)	10.90%	8.89%	10.90%	8.89%	-	-	-	-
Tier 1 Risk-Based Capital	11.61%	10.41%	11.61%	10.41%	10.32%	11.14%	11.77%	13.47%
Total Risk-Based Capital Ratio	12.60%	11.42%	12.60%	11.42%	11.54%	12.19%	12.86%	14.68%
Total Shareholders' Equity to Total Asset Ratio	10.44%	9.00%	10.44%	9.00%	9.10%	9.54%	9.74%	10.49%
Tangible Equity to Tangible Assets *	10.01%	8.52%	10.01%	8.52%	8.58%	9.51%	9.71%	10.49%

* Reconciliation provided in non-GAAP tables

CAPSTAR FINANCIAL HOLDINGS, INC. 33

  Three Months Ended December 31, Twelve Months Ended December 31, (Dollars in thousands, except per share information) 2016 2015 2016 2015 2014 2013 2012 2011 NON-PERFORMING ASSETS (NPA) Non-Performing Loans $ 3,619 $ 2,689 $ 3,619 $ 2,689 $ 7,738 $ 6,552 $ 8,784 $ 141 Troubled Debt Restructurings 1,272 125 1,272 125 2,618 - - 141 Other Real Estate and Repossessed Assets - 216 - 216 575 1,451 1,822 - Non-Performing Assets 3,619 2,905 3,619 2,905 8,313 8,003 10,606 141 ASSET QUALITY RATIOS Non-Performing Assets / Assets 0.27% 0.24% 0.27% 0.24% 0.74% 0.79% 1.03% 0.02% Non-Performing Loans / Loans 0.39% 0.33% 0.39% 0.33% 1.09% 1.05% 1.41% 0.03% Non-Performing Assets / Loans + OREO 0.39% 0.36% 0.39% 0.36% 1.16% 1.27% 1.69% 0.03% Net Charge-Offs to Average Loans (Periods Annualized) -0.02% -0.04% 0.15% 0.38% 0.15% 0.11% 0.40% 0.14% Allowance for Loan and Lease Losses to Total Loans and Leases 1.24% 1.25% 1.24% 1.25% 1.58% 1.35% 1.32% 1.45% Allowance for Loan and Lease Losses to Non-Performing Loans 321.4% 376.8% 321.4% 376.8% 145.8% 129.1% 93.5% 4,415.6% Historical Financials * Reconciliation provided in non-GAAP tables

  As of December 31, (Dollars in thousands, except per share information) 2016 2015 2014 2013 2012 2011 COMPOSITION OF LOANS HELD FOR INVESTMENT Commercial Real Estate $ 302,322 $ 251,196 $ 219,793 $ 182,392 $ 177,584 $ 135,855 Consumer Real Estate 97,015 93,785 77,688 61,174 73,637 51,256 Construction and Land Development 94,491 52,522 46,193 30,217 35,674 24,676 Commercial and Industrial 379,620 353,442 332,914 312,527 279,755 175,518 Consumer 5,974 8,668 7,910 7,939 10,749 12,687 Other Loans 55,829 48,782 28,578 32,132 46,929 30,337 DEPOSIT COMPOSITION Non-Interest Bearing $ 197,659 $ 190,580 $ 157,355 $ 135,448 $ 102,786 $ 66,641 Interest Checking 299,621 189,983 115,915 84,028 60,663 12,655 Savings & Money Market 447,686 437,214 484,600 427,312 544,762 404,775 Time Deposits Less Than $100,000 41,128 45,902 51,813 46,819 52,844 21,563 Time Deposits Greater Than or Equal to $100,000 142,500 174,781 171,373 185,482 158,778 115,578 Historical Financials * Reconciliation provided in non-GAAP tables

  Three Months Ended December 31, Twelve Months Ended December 31, (Dollars in thousands, except per share information) 2016 2015 2016 2015 2014 2013 2012 2011 REAL ESTATE - COMMERCIAL AND CONSTRUCTION CONCENTRATIONS Construction and Development $ 94,491 $ 52,522 $ 94,491 $ 52,522 $ 46,193 $ 30,217 $ 35,674 $ 24,676 Commercial Real Estate and Construction 282,513 198,285 282,513 198,285 172,803 146,258 150,253 109,988 Construction and Development to Total Risk Based Capital (Reg. 100%) 63.2% 45.3% 63.2% 45.3% 42.8% 30.1% 36.7% 32.3% Coml. Real Estate and Const. to Total Risk Based Capital (Reg. 300%) 188.8% 170.9% 188.8% 170.9% 160.0% 145.8% 154.6% 144.0% MORTGAGE METRICS Total Origination Volume $ 128,659 $ 94,257 $ 522,037 $ 422,323 $ 253,099 - - - Total Mortgage Loans Sold 152,656 88,560 523,031 407,941 245,891 - - - Purchase Volume as a % of Originations 64% 72% 67% 72% 76% - - - Mortgage Fees/Gain on Sale of Loans 2,033 1,263 7,375 5,962 4,067 - - - Mortgage Fees/Gain on Sale as a % of Loans Sold 1.33% 1.43% 1.41% 1.46% 1.65% - - - Mortgage Fees/Gain on Sale as a % of Total Revenue 15.5% 11.7% 14.9% 13.7% 10.2% - - - Historical Financials

Historical Financials   Three Months Ended (Dollars in thousands) December 31, September 30, June 30, March 31, 2016 2016 2016 2016 NON-INTEREST INCOME         Service Charges on Deposit Accounts $ 303 $ 277 $ 303 $ 225 Loan Commitment Fees 217 329 143 430 Mortgage Fees 2,033 2,339 1,655 1,347 Wealth Management 30 25 27 31 Gain on OREO - - 85 73 BOLI 150 151 150 150 Net Gain (Loss) on Sale of Securities - (4) 86 39 Net Gain (Loss) on Sale of Loans 125 - 9 - Other 95 74 111 76 Total Non Interest Income $ 2,954 $ 3,191 $ 2,568 $ 2,371 Average Assets 1,324,620 1,296,871 1,247,077 1,181,428 Non Interest Income / Average Assets 0.89% 0.98% 0.83% 0.81%           Total Mortgage Loans Sold $ 152,656 $ 154,565 $ 123,155 $ 92,654

  Three Months Ended (Dollars in thousands) December 31, September 30, June 30, March 31, 2016 2016 2016 2016 NON-INTEREST EXPENSE         Salaries and Employee Benefits $ 5,185 $ 5,119 $ 4,938 $ 5,218 Data Processing & Software 542 627 635 568 Professional Fees 406 391 426 331 Occupancy 366 352 371 410 Equipment 443 458 436 407 Regulatory Fees 348 250 265 227 Advertising & Marketing 88 56 84 140 Mortgage Earnout – Contingent Liability 774 661 123 123 Other 489 612 672 586 Total Non Interest Expense $ 8,642 $ 8,527 $ 7,951 $ 8,010 Efficiency Ratio 65.8% 64.0% 67.6% 70.7%           Total Non Interest Expense excl Mortgage Earnout - Contingent Liability $ 7,868 $ 7,866 $ 7,828 $ 7,887 Historical Financials

  Three Months Ended December 31, Twelve Months Ended December 31, (Dollars in thousands, except per share information) 2016 2015 2016 2015 2014 2013 2012 2011 PRE-TAX PRE-PROVISION NET INCOME Pre-Tax Income $ 4,423 $ 3,083 $ 13,590 $ 11,029 $ 7,404 $ 10,157 $ 6,230 $ 2,073 Add: Provision for Loan and Lease Losses 70 350 2,829 1,651 3,869 938 3,968 1,897 Pre-Tax Pre-Provision Net Income 4,493 3,433 16,419 12,680 11,273 11,095 10,198 3,970 PRE-TAX PRE-PROVISION RETURN ON AVERAGE ASSETS Total Average Assets $1,324,620 $ 1,140,127 $1,262,763 $ 1,140,760 $ 1,064,705 $ 1,028,709 $ 846,901 $ 612,775 Pre-Tax Pre-Provision Net Income 4,493 3,433 16,419 12,680 11,273 11,095 10,198 3,970 Pre-Tax Pre-Provision Return on Average Assets 1.35% 1.19% 1.30% 1.11% 1.06% 1.08% 1.20% 0.65% Non-GAAP Financial Measures

Non-GAAP Financial Measures

	As of December 31,					
(Dollars in thousands, except per share information)	2016	2015	2014	2013	2012	2011
TANGIBLE EQUITY						
Total Shareholders' Equity	$ 139,207	$ 108,586	$ 102,651	$ 96,191	$ 100,477	$ 74,570
Less: Intangible Assets	6,290	6,344	6,398	284	317	-
Tangible Equity	132,918	102,242	96,253	95,907	100,160	74,570
TANGIBLE COMMON EQUITY						
Tangible Equity	$ 132,918	$ 102,242	$ 96,253	$ 95,907	$ 100,160	$ 74,570
Less: Preferred Equity	9,000	16,500	16,500	16,500	16,500	16,500
Tangible Common Equity	123,918	85,742	79,753	79,407	83,660	58,070
TANGIBLE EQUITY TO TANGIBLE ASSETS						
Tangible Equity	$ 132,918	$ 102,242	$ 96,253	$ 95,907	$ 100,160	$ 74,570
Total Assets	1,333,675	1,206,800	1,128,395	1,008,709	1,031,755	711,183
Less: Intangible Assets	6,290	6,344	6,398	284	317	-
Tangible Assets	1,327,385	1,200,456	1,121,997	1,008,425	1,031,437	711,183
Tangible Equity to Tangible Assets	10.01%	8.52%	8.58%	9.51%	9.71%	10.49%
TANGIBLE COMMON EQUITY TO TANGIBLE ASSETS						
Tangible Common Equity	$ 132,918	$ 85,742	$ 79,753	$ 79,407	$ 83,660	$ 58,070
Tangible Assets	1,327,385	1,200,456	1,121,997	1,008,425	1,031,437	711,183
Tangible Common Equity to Tangible Assets	9.34%	7.14%	7.11%	7.87%	8.11%	8.17%

CAPSTAR FINANCIAL HOLDINGS, INC. 40

Non-GAAP Financial Measures

(Dollars in thousands, except per share information)	Three Months Ended December 31, 2016	Three Months Ended December 31, 2015	Twelve Months Ended December 31, 2016	2015	2014	2013	2012	2011
RETURN ON AVERAGE TANGIBLE EQUITY (ROATE)								
Total Average Shareholder's Equity	$ 139,529	$ 109,132	$ 120,123	$ 106,727	$ 101,030	$ 99,153	$ 88,990	$ 70,625
Less: Average Intangible Assets	6,298	6,351	6,318	6,371	6,855	301	1,151	-
Average Tangible Equity	133,231	102,781	113,805	100,356	94,175	98,852	87,838	70,625
Net Income to Shareholders	2,927	2,093	9,097	7,559	4,992	6,408	9,397	2,073
Return on Average Tangible Equity (ROATE)	8.74%	8.08%	7.99%	7.53%	5.30%	6.48%	10.70%	2.94%
RETURN ON AVERAGE TANGIBLE COMMON EQUITY (ROATCE)								
Average Tangible Equity	133,231	102,781	113,805	100,356	94,175	98,852	87,838	70,625
Less: Preferred Equity	9,000	16,500	14,533	16,500	16,500	16,500	16,500	16,500
Average Tangible Common Equity	124,231	86,281	99,273	83,856	77,675	82,352	71,338	54,125
Net Income to Shareholders	2,927	2,093	9,097	7,559	4,992	6,408	9,397	2,073
Return on Average Tangible Common Equity (ROATCE)	9.37%	9.62%	9.16%	9.01%	6.43%	7.78%	13.17%	3.83%
ADJUSTED SHARES OUTSTANDING AT END OF PERIOD								
Shares of Common Stock Outstanding	11,204,515	8,577,051	11,204,515	8,577,051	8,471,516	8,353,087	8,705,283	7,142,783
Shares of Preferred Stock Outstanding	878,049	1,609,756	878,049	1,609,756	1,609,756	1,609,756	1,609,756	1,609,756
Adjusted Shares Outstanding at End of Period	12,082,564	10,186,807	12,082,564	10,186,807	10,081,272	9,962,843	10,315,039	8,752,539

CAPSTAR FINANCIAL HOLDINGS, INC. | 41

As of December 31, (Dollars in thousands, except per share information) 2016 2015 2014 2013 2012 2011 BOOK VALUE PER SHARE, ADJUSTED Total Shareholders Equity $ 139,207 $ 108,586 $ 102,651 $ 96,191 $ 100,477 $ 74,570 Adjusted Shares Outstanding at End of Period 12,082,564 10,186,807 10,081,272 9,962,843 10,315,039 8,752,539 Book Value Per Share, Adjusted $11.52 $10.66 $10.18 $9.65 $9.74 $8.52 TANGIBLE BOOK VALUE PER SHARE, REPORTED Tangible Common Equity $ 123,918 $ 85,742 $ 79,753 $ 79,407 $ 83,660 $ 58,070 Shares of Common Stock Outstanding 11,204,515 8,577,051 8,471,516 8,353,087 8,705,283 7,142,783 Tangible Book Value Per Share, Reported $11.06 $10.00 $9.41 $9.51 $9.61 $8.13 TANGIBLE BOOK VALUE PER SHARE, ADJUSTED Tangible Equity $ 132,918 $ 102,242 $ 96,253 $ 95,907 $ 100,160 $ 74,570 Adjusted Shares Outstanding at End of Period 12,082,564 10,186,807 10,081,272 9,962,843 10,315,039 8,752,539 Tangible Book Value Per Share, Adjusted $11.00 $10.04 $9.55 $9.63 $9.71 $8.52 Non-GAAP Financial Measures

Historical C&D and CRE & Construction as a Percentage of Risk-Based Capital C&D and CRE & Construction Concentration Data as of 12/31 each respective year Blue line designates recommended limits from the regulators for CRE loans to risk-based capital Gold line designates recommended limits from the regulators for C&D loans to risk-based capital

CapStar Financial Holdings, Inc. 1201 Demonbreun, Suite 700 Nashville, TN 37203 (615) 732-6400 Telephone www.capstarbank.com (615) 732-6455 Email: ir@capstarbank.com Contact Information Investor Relations Executive Leadership Claire W. Tucker President & Chief Executive Officer CapStar Financial Holdings, Inc. (615) 732-6402 Email: ctucker@capstarbank.com Rob Anderson Chief Financial Officer & Chief Administrative Officer CapStar Financial Holdings, Inc. and CapStar Bank (615) 732-6470 Email: randerson@capstarbank.com Corporate Headquarters